UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

Boston Private Financial Holdings, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	1-35070	04-2976299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices) (Zip Code)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

Upon the scheduled issuance of the 6.95% Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share and liquidation preference of $1,000 per share (the “Series D Preferred Stock”), of Boston Private Financial Holdings, Inc. (the “Company”) on April 24, 2013, the ability of the Company to declare and pay dividends on, or purchase, redeem or otherwise acquire, shares of its preferred stock or any securities of the Company that rank junior to the Series D Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series D Preferred Stock for the last preceding dividend period. The terms of the Series D Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations included in the Articles of Amendment filed by the Company on April 23, 2013, a copy of which is filed as Exhibit 3.5 to the Company’s Form 8-A filed on April 24, 2013 and is incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation or By-Laws; Change in Fiscal Year.

On April 23, 2013, the Company filed Articles of Amendment with the Secretary of the Commonwealth of Massachusetts for the purpose of amending the Company’s Restated Articles of Organization to establish the preferences, limitations, voting powers and relative rights of the Series D Preferred Stock. The Articles of Amendment became effective upon filing, and a copy of which is filed as Exhibit 3.5 to the Company’s Form 8-A filed on April 24, 2013 and is incorporated herein by reference.

Item 8.01	Other Events.

On April 24, 2013, the Company closed the public offering of 2,000,000 depositary shares (the “Depositary Shares”) pursuant to an Underwriting Agreement, dated April 17, 2013, previously disclosed by the Company. Each Depositary Share represents a 1/40th interest in a share of the Series D Preferred Stock. The offering and sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-185896) filed with the Securities and Exchange Commission (the “Registration Statement”).

The opinion and consent of Goodwin Procter LLP as to the validity of the Series D Preferred Stock and the Depositary Shares of the Company offered pursuant to the prospectus supplement dated April 17, 2013, and the opinion and consent of Goodwin Procter LLP as to certain tax matters are filed herewith and are each incorporated by reference into the Registration Statement as exhibits thereto.

The Master Deposit Agreement, dated as of April 24, 2013 (the “Master Deposit Agreement”), by and among the Company, Computershare Trust Company, N.A., and Computershare Inc., collectively, as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares, is filed as Exhibit 4.1 to the Company’s Form 8-A filed on April 24, 2013 and is incorporated herein by reference. The form of depositary receipt representing the Depositary Shares and the form of certificate representing the Series D Preferred Stock are filed as Exhibit 4.2 and 4.3, respectively, to the Company’s Form 8-A filed on April 24, 2013 and are each incorporated herein by reference.

On April 24, 2013, the Company repurchased all 400.81221 shares of the Company’s Series B Non-Cumulative Perpetual Contingent Convertible Preferred Stock, par value $1.00 per share, held by BP Holdco, L.P. pursuant to a Stock Repurchase Agreement, dated as of April 16, 2013, previously disclosed by the Company.

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.1	Articles of Amendment of the Company (incorporated herein by reference to Exhibit 3.5 of the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 4.1	Master Deposit Agreement, dated April 24, 2013, by and among the Company, Computershare Trust Company, N.A., and Computershare Inc., collectively, as depositary, and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 4.2	Form of Certificate Representing Series D Preferred Stock (incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 4.3	Form of Depositary Receipt (incorporated herein by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

Exhibit 8.1	Opinion of Goodwin Procter LLP as to certain tax matters.

Exhibit 23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Goodwin Procter LLP (included in Exhibit 8.1 hereto).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Dated: April 24, 2013	By:	/s/ David J. Kaye
		Name:	David J. Kaye
		Title:	Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Articles of Amendment of the Company (incorporated herein by reference to Exhibit 3.5 of the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 4.1	Master Deposit Agreement, dated April 24, 2013, by and among the Company, Computershare Trust Company, N.A., and Computershare Inc., collectively, as depositary, and the holders from time to time of the depositary receipts described therein (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 4.2	Form of Certificate Representing Series D Preferred Stock (incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 4.3	Form of Depositary Receipt (incorporated herein by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 8-A filed on April 24, 2013).

Exhibit 5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

Exhibit 8.1	Opinion of Goodwin Procter LLP as to certain tax matters.

Exhibit 23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 hereto).

Exhibit 23.2	Consent of Goodwin Procter LLP (included in Exhibit 8.1 hereto).